                                                                     Exhibit 4.3

                                                                  EXECUTION COPY





================================================================================



                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of April 17, 2002

                                  By and Among

        Ventas Realty, Limited Partnership and Ventas Capital Corporation
                                   as Issuers,

                   The Guarantors listed on Schedule A hereto

                                       and

                                 UBS WARBURG LLC
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                         BANC OF AMERICA SECURITIES LLC
                           J.P. MORGAN SECURITIES INC.
                      CREDIT LYONNAIS SECURITIES (USA) INC.
                            CIBC WORLD MARKETS CORP.
                         U.S. BANCORP PIPER JAFFRAY INC.
                              as Initial Purchasers

                          8 3/4% Senior Notes due 2009
                            9% Senior Notes due 2012




================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is dated
                                                            ---------
as of April 17, 2002, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the "Issuers"), the entities listed on
                                        -------
Schedule A attached hereto (the "Guarantors"), and UBS WARBURG LLC, MERRILL
                                 ----------
LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BANC OF AMERICA SECURITIES LLC, J.P. MORGAN SECURITIES INC., CREDIT LYONNAIS SECURITIES (USA) INC., CIBC WORLD MARKETS CORP. and U.S. BANCORP PIPER JAFFRAY INC. (the "Initial Purchasers").
                                                        ------- ----------

                  This Agreement is entered into in connection with the Purchase Agreement, dated as of April 12, 2002, by and among the Issuers, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), relating to the offering
                                 -------- ---------
of $175,000,000 aggregate principal amount of the Issuers' 8 3/4% Senior Notes due 2009 (the "2009 Notes") and $225,000,000 aggregate principal amount of 9%
               ----------
Senior Notes due 2012 (the "2012 Notes" and, together with the 2009 Notes, the
                            ----------
"Notes"). The execution and delivery of this Agreement is a condition to the
 -----
Initial Purchasers' obligation to purchase the Notes under the Purchase
Agreement.

                  The parties hereby agree as follows:

     Section 1.   Definitions
                  -----------

                  As used in this Agreement, the following terms shall have the following meanings:

                  "action" shall have the meaning set forth in Section 7(c) hereof.

                  "Advice" shall have the meaning set forth in Section 5 hereof.

                  "Agreement" shall have the meaning set forth in the first introductory paragraph hereto.

                  "Applicable Period" shall have the meaning set forth in
Section 2(b) hereof.

                  "Board of Directors" shall have the meaning set forth in
Section 5 hereof.

                  "Business Day" shall mean a day that is not a Legal Holiday.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Day" shall mean a calendar day.

                  "Damages Payment Date" shall have the meaning set forth in
Section 4(b) hereof.

                  "Delay Period" shall have the meaning set forth in Section 5 hereof.

                  "Effectiveness Period" shall have the meaning set forth in
Section 3(b) hereof.

                  "Effectiveness Target Date" shall have the meaning set forth in Section 4(a) hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

                  "Exchange Offer" shall have the meaning set forth in Section 2(a) hereof.

                  "Exchange Offer Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

                  "Guarantors" shall have the meaning set forth in the introductory paragraph hereto.

                  "Holder" shall mean any Person who owns Transfer Restricted Securities.

                  "Indentures" shall mean the 2009 Note Indenture and the 2012
Note Indenture.

                  "Initial Purchasers" shall have the meaning set forth in the first introductory paragraph hereof.

                  "Inspectors" shall have the meaning set forth in Section 5(n) hereof.

                  "Issue Date" shall mean April 17, 2002, the date of original issuance of the Notes.

                  "Issuers" shall have the meaning set forth in the introductory paragraph hereto and shall also include the Issuers' permitted successors and assigns.

                  "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

                  "Liquidated Damages" shall have the meaning set forth in
Section 4(a) hereof.

                  "Losses" shall have the meaning set forth in Section 7(a) hereof.

                  "NASD" shall have the meaning set forth in Section 5(s) hereof.

                  "Notes" shall have the meaning set forth in the second introductory paragraph hereto.

                  "Participant" shall have the meaning set forth in Section 7(a) hereof.

                  "Participating Broker-Dealer" shall have the meaning set forth in Section 2(b) hereof.

                  "Person" shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.

                  "Private Exchange" shall have the meaning set forth in Section 2(b) hereof.

                  "Private Exchange Notes" shall have the meaning set forth in
Section 2(b) hereof.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Purchase Agreement" shall have the meaning set forth in the second introductory paragraph hereof.

                  "Records" shall have the meaning set forth in Section 5(n) hereof.

                  "Registration Default" shall have the meaning set forth in
Section 4(a) hereof.

                  "Registration Statement" shall mean any appropriate registration statement of the Issuer covering any of the Transfer Restricted Securities filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Requesting Participating Broker-Dealer" shall have the meaning set forth in Section 2(b) hereof.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

                  "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Filing Event" shall have the meaning set forth in
Section 2(c) hereof.

                  "Shelf Registration" shall have the meaning set forth in
Section 3(a) hereof.

                  "Shelf Registration Statement" shall mean a Registration Statement filed in connection with a Shelf Registration.

                  "TIA" shall mean the Trust Indenture Act of 1939, as amended.

                  "Transfer Restricted Securities" shall mean each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iii) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, in each case until (i) the date on which such Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, or (iv) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or is eligible for resale pursuant to Rule 144(k).

                  "Trustees" shall mean the 2009 Note Trustee and the 2012 Note Trustee.

                  "2009 Note Indenture" shall mean the indenture, dated as of April 17, 2002 by and among the Issuers, the Guarantors and U.S. Bank National Association, as trustee, pursuant to which the 2009 Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  "2012 Note Indenture" shall mean the indenture, dated as of April 17, 2002 by and among the Issuers, the Guarantors and U.S. Bank National Association, as trustee, pursuant to which the 2012 Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  "2009 Note Trustee" shall mean the trustee under the 2009 Note Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.

                  "2012 Note Trustee" shall mean the trustee under the 2012 Note Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.

                  "2009 Series" shall have the meaning set forth in Section 2(b) hereof.

                  "2012 Series" shall have the meaning set forth in Section 2(b) hereof.

                  "Underwritten registration or underwritten offering" shall mean a registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

     Section 2.   Exchange Offer
                  --------------

                  (a) The Issuers and the Guarantors shall (i) file a Registration Statement (the "Exchange Offer Registration Statement") within 45
                             -------------------------------------
days after the Issue Date with the Commission on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange
                                              --------------
Transfer Restricted Securities for a like aggregate principal amount of Notes (the "Exchange Notes") that are identical in all material respects to the Notes
      --------------
(except that the Exchange Notes shall not contain terms with respect to transfer restrictions or Liquidated Damages upon a Registration Default), (ii) use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 180 days after the Issue Date and (iii) use their respective best efforts to consummate the Exchange Offer within 30 Business Days, or longer, if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement is declared effective by the Commission. Upon the Exchange Offer Registration Statement being declared effective by the Commission, the Issuers and the Guarantors will offer the Exchange Notes in exchange for surrender of the Notes. The Issuers and Guarantors shall keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders.

                  Each Holder that participates in the Exchange Offer will be required to represent to the Issuers and the Guarantors in writing that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iii) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, (iv) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes and (v) such Holder has full power and authority to transfer the Notes in exchange for the Exchange Notes and that the Issuers and the Guarantors will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims.

                  (b) The Issuers, the Guarantors and the Initial Purchasers acknowledge that the Commission has taken the position that any broker-dealer that elects to exchange Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities for Exchange Notes in the Exchange Offer (a "Participating Broker-Dealer") may be
                                         ---------------------------
deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

                  The Issuers, the Guarantors and the Initial Purchasers also acknowledge that the Commission has taken the position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

                  In light of the foregoing, if requested by a Participating Broker-Dealer (a "Requesting Participating Broker-Dealer"), the Issuers and the
                  --------------------------------------
Guarantors agree to use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective for a period not to exceed 30 days after the date on which the Exchange Registration Statement is declared effective, or such longer period if extended pursuant to the last paragraph of Section 5 hereof (such period, the "Applicable Period"),
                                                          -----------------
or such earlier date as all Requesting Participating Broker-Dealers shall have notified the Issuers in writing that such Requesting Participating Broker-Dealers have resold all Exchange Notes acquired in the Exchange Offer. The Issuers and the Guarantors shall include a plan of distribution in such Exchange Offer Registration Statement that meets the requirements set forth in the preceding paragraph.

                  If, prior to consummation of the Exchange Offer, the Initial Purchasers or any Holder, as the case may be, holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or if any Holder is not entitled to participate in the Exchange Offer, the Issuers and the Guarantors upon the request of the Initial Purchasers or any such Holder, as the case may be, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers or any such Holder, as the case may be, in exchange (the "Private Exchange") for such Notes held by the Initial
                      ----------------
Purchasers or any such Holder, as the case may be, a like principal amount of notes (the "Private Exchange Notes") of the Issuers that are identical in all
            ----------------------
material respects to the Exchange Notes except that the Private Exchange Notes may be subject to restrictions on transfer and bear a legend to such effect. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

                  For each Note surrendered in the Exchange Offer, the Holder will receive an Exchange Note having a principal amount equal to that of the surrendered Note. Interest on each Exchange Note and Private Exchange Note issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

                  Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers and the Guarantors shall have no further registration obligations other than their continuing registration obligations with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which clause (c)(iii) of this Section 2 applies.

                  In connection with the Exchange Offer, the Issuers and the Guarantors shall:

                  (1) mail or cause to be mailed to each Holder entitled to
               participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (2) utilize the services of a depositary for the Exchange
               Offer with an address in the Borough of Manhattan, The City of New York;

                  (3) permit Holders to withdraw tendered Notes at any time
               prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

                  (4) otherwise comply in all material respects with all
               applicable laws, rules and regulations.

                  As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers and the Guarantors shall:

                  (1) accept for exchange all Notes validly tendered and not validly withdrawn by the Holders pursuant to the Exchange Offer and the Private Exchange, if any;

                  (2) deliver or cause to be delivered to the Trustee for
               cancellation all Notes so accepted for exchange; and

                  (3) cause the Trustee to authenticate and deliver promptly to each such Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Transfer Restricted Securities of such Holder so accepted for exchange.

                  The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers and the Guarantors to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers or the Guarantors and (iii) all governmental approvals shall have been obtained, which approvals the Issuers and the Guarantors deem necessary for the consummation of the Exchange Offer or Private Exchange.

                  The Exchange Notes and the Private Exchange Notes shall be issued under (i) either the 2009 Note Indenture or the 2012 Note Indenture, as applicable, or (ii) an indenture identical in all material respects to the Indentures (in either case, with such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA and shall provide that (a) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indentures and (b) the Private Exchange

Notes shall be subject to the transfer restrictions set forth in the Indentures. The Indentures or such indentures shall provide that the 2009 Notes, and the Exchange Notes and the Private Exchange Notes with respect thereto (the "2009 Series") shall each vote and consent together on all matters as one class and the 2012 Notes, and the Exchange Notes and Private Exchange Notes with respect thereto (the "2012 Series") shall each vote and consent together on all matters as one class and that the Exchange Notes, the Private Exchange Notes or the Notes forming part of the 2009 Series and the 2012 Series, respectively, will have the right to vote or consent as separate classes on any matter.

             (c)  In the event that (i) the Issuers and the Guarantors are not required to file the Exchange Offer Registration Statement, (ii) the Issuers and the Guarantors are not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy,
(iii) any Holder notifies the Issuers prior to the 20th day following consummation of the Exchange Offer that (x) it is prohibited by law or the applicable interpretations of the Commission from participating in the Exchange Offer, (y) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales, or (z) that it is a broker -dealer and owns Notes acquired directly from the Issuers or an affiliate of the Issuers (each such event referred to in clauses (i) through (iii) of this sentence, a "Shelf Filing
                                                                    ------------
Event"), then the Issuers and the Guarantors shall file a Shelf Registration
-----
pursuant to Section 3 hereof.

     Section 3.   Shelf Registration
                  ------------------

             If at any time a Shelf Filing Event shall occur, then:

             (a)  Shelf Registration. The Issuers and the Guarantors shall
                  ------------------
file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities not permitted to be exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iii) is applicable (the "Shelf
                                                                           -----
Registration"). The Issuers and the Guarantors shall use their respective best
------------
efforts to file with the Commission the Shelf Registration on or prior to 45 days after such filing obligation arises. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers and the Guarantors shall not permit any securities other than Transfer Restricted Securities to be included in the Shelf Registration.

             (b) The Issuers and the Guarantors shall use their respective commercially reasonable efforts (x) to cause the Shelf Registration to be declared effective under the Securities Act on or prior to 180 calendar days after the obligation to file the Shelf Registration arises and (y) to keep the Shelf Registration continuously effective under the Securities Act for the period ending on the earlier of the date which is two years from the Issue Date, subject to extension pursuant to the penultimate paragraph of Section 5 hereof, and such shorter period ending when all Transfer Restricted Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or when there are no more Transfer Restricted Securities (the "Effectiveness Period"); provided, however, that (i)
                            --------------------    --------  -------
the Effectiveness Period in respect of the Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (ii) the Issuers and the Guarantors may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders solely as a result of the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus.

             (c)  Supplements and Amendments. The Issuers and the Guarantors
                  --------------------------
agree to supplement or make amendments to the Shelf Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, or if reasonably requested by the Holders of a majority in aggregate principal amount of each series of Notes constituting Transfer Restricted Securities covered by such Registration Statement or by any underwriter of such Transfer Restricted Securities.

     Section 4.   Liquidated Damages
                  ------------------

             (a) The Issuers, the Guarantors and the Initial Purchasers agree that the Holders will suffer damages if the Issuers and the Guarantors fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers and the Guarantors agree that if:

                  (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th day following the Issue Date or, if that day is not a Business Day, the next day that is a Business Day, or the Shelf Registration Statement is not filed with the Commission on or prior to the 45/th/ day following the date that the filing obligation arose, or, if that day is not a Business Day, the next day that is a Business Day,

                  (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date or, if that day is not a Business Day, the next day that is a Business Day, or the Shelf Registration Statement is not declared effective on or prior to the 180/th/ day following the date that the filing obligation arose, or, if that day is not a Business Day, the next day that is a Business Day (in either case, the "Effectiveness Target Date"),

                  (iii) the Exchange Offer is not consummated on or prior to the 30th Business Day following the Effectiveness Target Date with respect to the Exchange Offer Registration Statement; or

                  (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified hereto, except if the Shelf Registration ceases to be effective or usable as specifically permitted by the penultimate paragraph of Section 5 hereof

(each such event referred to in clauses (i) through (iv) a "Registration
                                                            ------------
Default"), liquidated damages in the form of additional cash interest
-------
("Liquidated Damages") will accrue on the affected Notes and the affected
  ------------------
Exchange Notes, as applicable. The rate of Liquidated Damages will be $.05 per week per $1,000 principal amount of Notes for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional $.05 per week per $1,000 principal amount of Notes with respect to each subsequent 90-day period up to a maximum amount of additional interest of $.20 per week per $1,000 principal amount of Notes, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or
(2) the date on which all the Notes and Exchange Notes otherwise become freely transferable by Holders other than affiliates of the Issuers and the Guarantors without further registration under the Securities Act.

Notwithstanding the foregoing, (1) the amount of Liquidated Damages payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Notes or Exchange Notes who is not entitled to the benefits of the Shelf Registration Statement (i.e., such Holder has not
                                                  ---
elected to include information) shall not be entitled to Liquidated Damages with respect to a Registration Default that pertains to the Shelf Registration Statement.

                  (b) So long as Notes remain outstanding, the Issuers shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid. Any amounts of Liquidated Damages due pursuant to clauses (a)(i), (a)(ii),
(a)(iii) or (a)(iv) of this Section 4 will be payable in cash semi-annually on each Interest Payment Date (each a "Damages Payment Date"), commencing with the
                                    --------------------
first such date occurring after any such Liquidated Damages commence to accrue, to Holders to whom regular interest is payable on such Damages Payment Date with respect to Notes that are Transfer Restricted Securities with respect to a Registration Default arising out of the Exchange Offer Registration Statement, or Holders of Notes described in Section 2(c)(iii) with respect to a Registration Default arising out of a Shelf Registration Statement.

     Section 5.   Registration Procedures
                  -----------------------

                  In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers and the Guarantors shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers and the Guarantors shall:

                  (a) Prepare and file with the Commission the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use their respective commercially reasonable efforts with respect to the Exchange Offer Registration Statement and their respective best efforts with respect to the Shelf Registration Statement, to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3
             --------  -------
     hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Ex-change Notes during the Applicable Period relating thereto, then solely before filing any Registration Statement or Prospectus or any amendments or supplements thereto (other than any filing of any periodic report under the Securities Exchange Act of 1934, as amended, which shall not be deemed to be an amendment or supplement thereto for purposes of this Section 5(a)), the Issuers and the Guarantors shall furnish to and afford the Holders of Transfer Restricted Securities covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, its counsel (if such counsel is known to the Issuers) and the managing underwriters, if any, in each case subject to compliance with applicable law and subject to customary confidentiality arrangements, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing or such later date as is reasonable under the circumstances). Neither the Issuers nor any Guarantor shall file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of each series of Notes constituting Transfer Restricted Securities covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, its counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

                  (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended.

                  (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Issuers have received written notice that such Broker-Dealer will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of Transfer Restricted Securities or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers and the Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(m)(i) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to the Issuers or the Guarantors that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Issuers' and the Guarantors' determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their respective reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use their respective reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

                  (e) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if reasonably requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of each series of Notes constituting Transfer Restricted Securities covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) promptly incorporate in such Registration Statement or Prospectus a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Participating Broker-Dealer, as the case may be (based upon advice of counsel), determine is reasonably necessary to be included therein and
     (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that neither the
                                             --------  -------
     Issuers nor any Guarantor shall be required to take any action hereunder that would, in the written opinion of counsel for the Issuers and the Guarantors, violate applicable laws.

                  (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, who so requests, its counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, its respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last two paragraphs of this Section 5, each of the Issuers and the Guarantors hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Transfer Restricted Securities or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their respective reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and its respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that
                                                     --------  -------
     where Exchange Notes or Transfer Re-
     stricted Securities are offered other than through an underwritten offering, the Issuers and the Guarantors agree to use their respective reasonable best efforts to cause counsel for the Issuers and the Guarantors to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Issuers nor any
                             --------  -------
     Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may request at least three Business Days prior to any sale of such Transfer Restricted Securities or Exchange Notes.

                  (j) Use their respective reasonable best efforts to cause the Transfer Restricted Securities or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Transfer Restricted Securities or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

                  (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5) file with the Commission, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or nec-essary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities.

                  (m) In connection with any underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenant with, the underwriters with respect to the business of the Issuers, the Guarantors and their respective subsidiaries, as then conducted (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) use their respective reasonable best efforts to obtain the written opinions of counsel for the Issuers and the Guarantors and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use their respective reasonable best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants for the Issuers and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; provided that neither the Issuers nor any Guarantor shall be
              --------
     required to provide indemnification to any underwriter selected in accordance with the provisions of Section 9 hereof with respect to information relating to such underwriter furnished in writing to the Issuers by or on behalf of such underwriter expressly for inclusion in such Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Securities being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where
                                            ----------
     normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuers, the Guarantors and their subsidiaries (collectively, the "Records") as shall be
                                                           -------
     reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and the Guarantors and subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records that each of the Issuers and the Guarantors determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in the opinion of counsel for an Inspector in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public, other than by the Inspectors; provided, however, that (i) each Inspector shall agree to use
                 --------  -------
     reasonable best efforts to provide notice to the Issuers and the Guarantors of the potential disclosure of any information by such Inspector pursuant to clause (i), (ii) or (iii) of this sentence to permit such Issuer or such Guarantor to obtain a protective order (or waive the provisions of this paragraph (n)) and (ii) each such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

          (o) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Notes, as the case may be, and cause the applicable Indenture or the trust indenture provided for in Section 2(a) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of Transfer Restricted Securities or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their respective reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

          (p) Comply with all applicable rules and regulations of the Commission and make generally available to the Ventas, Inc.'s' securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Ventas, Inc. after the effective date of a Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158.

          (q) Upon the request of a Holder, upon consummation of the Exchange Offer or a Private Exchange, use their respective reasonable best efforts to obtain an opinion of counsel for the Issuers and the Guarantors addressed to the Trustee for the benefit of all Holders of Transfer Restricted Securities participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its respective terms, subject to customary exceptions and qualifications.

          (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; provided
                                                                       --------
     that in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (t) Use their respective reasonable best efforts to take all other steps reasonably necessary or advisable to effect the registration of the Exchange Notes and/or Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

          The Issuers and the Guarantors may require each seller of Transfer Restricted Securities or Exchange Notes as to which any registration is being effected to furnish to the Issuers and the Guarantors such information regarding such seller and the distribution of such Transfer Restricted Securities or Exchange Notes as the Issuers and the Guarantors may, from time to time, reasonably re-quest. The Issuers and the Guarantors may exclude from such registration the Transfer Restricted Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request and in the event of such an exclusion, neither Issuers nor any Guarantor shall have any further obligation under this Agreement (including, without limitation, the obligations under Section 4) with respect to such seller or any subsequent Holder of such Transfer Restricted Securities. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers and the Guarantors all information required to be disclosed in order to make any information previously furnished to the Issuers and the Guarantors by such seller not materially misleading.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Issuers, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuers, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Exchange Notes that, upon actual receipt of any notice from the Issuers (x) of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, or (y) that the Board of Directors of Ventas, Inc. (the "Board of Directors") has resolved that the Ventas Inc. and
                   ------------------
its subsidiaries have a bona fide business purpose for doing so, then the Issuers and the Guarantors may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration, in all cases, for a period (a "Delay Period") expiring upon the earlier to occur of (i) in the case of the
 ------------
immediately preceding clause (x), such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(k) hereof or until it is advised in writing (the "Advice") by the
                                                            ------
Issuers and the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto or
(ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Ventas, Inc.'s or its subsidiaries' obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or
(B) 60 days after the Issuers and Guarantors notify the Holders of such good faith determination. There shall not be more than 60 days of Delay Periods during any 12-month period. Each of the Effectiveness Period and the Applicable Period, if applicable, shall be extended by the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Issuers and Guarantors to pay Liquidated Damages under the circumstances set forth in
Section 4 hereof.

          In the event of any Delay Period pursuant to clause (y) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors makes such a determination of the need for a Delay Period and shall state, to the extent practicable, an estimate of the duration of such Delay Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence. Each Holder, by his acceptance of Transfer Restricted Securities, agrees that during any Delay Period, each Holder will discontinue disposition of such Notes or Exchange Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be.

     Section 6. Registration Expenses
                ---------------------

          All fees and expenses incident to the Issuers' and the Guarantors' performance of or compliance with this Agreement (other than any underwriting discounts or commissions) shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or the Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Notes and determination of the eligibility of the Transfer Restricted Securities or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Securities are located, in the case of an Exchange Offer, or
(y) as provided in Section 5(h) hereof, in the case of a Shelf Registration or in the case of Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount each series of Notes constituting Transfer Restricted Securities included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, reasonable fees and disbursements of one special counsel for all of the sellers of Transfer Restricted Securities (exclusive of any counsel retained pursuant to Section 7 hereof), not to exceed $50,000 in the aggregate (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers and the Guarantors, (viii) internal expenses of the Issuers and the Guarantors (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Transfer Restricted Securities sold by or on behalf of it.

     Section 7. Indemnification
                ---------------

          (a) The Issuers and the Guarantors agree to indemnify and hold harmless each Holder of Transfer Restricted Securities and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and each such Participating Broker-Dealer and the agents, employees, officers and directors of any such controlling Person (each, a "Participant") from and against any and all losses, liabilities,
          -----------
claims, damages and expenses (including, but not limited to, reasonable attorneys' fees and any and all reasonable out-of-pocket expenses actually incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation (in the manner set forth in clause (c) below)) (collectively, "Losses") to which they or any of them may
                                      ------
become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if either the Issuers or the Guarantors shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided that (i) the foregoing indemnity
                                      --------
shall not be available to any Participant insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use therein, and (ii) that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant from whom the Person asserting such Losses purchased Transfer Restricted Securities if (x) it is decided in a final judgment in the related proceeding that such Participant failed to send or give a copy of the Prospectus (as amended or supplemented if such amendment or supplement was furnished to such Participant prior to the written confirmation of such sale) to such Person with or prior to the written confirmation of such sale, if required by applicable law, and (y) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the related proceeding. This indemnity agreement will be in addition to any liability that the Issuers and the Guarantors may otherwise have, including, but not limited to, liability under this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Guarantors, and each Person, if any, who controls the Issuers or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of its agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling Person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if either the Issuers or the Guarantors shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Participant furnished in writing to the Issuers by or on behalf of such Participant expressly for use therein.

          (c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim
                              ------
in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying party or parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded, that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Securities sold by all such Participants and shall be reasonably acceptable to the Issuers and the Guarantors, and when the Issuers and Guarantors are the indemnified party, any such separate firm for the Issuers and the Guarantors, their respective affiliates, officers, directors, representatives, employees and agents and such control Person of the Issuers or the Guarantors shall be designated in writing by the Issuers and shall be reasonable acceptable to the Holders. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemni-fied party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 7, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party, on the one hand, and each indemnified party, on the other hand, from the sale of the Notes to the Initial Purchasers or the resale of the Transfer Restricted Securities by such Holder, as applicable, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnified party, on the one hand, and each indemnifying party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and each Participant, on the other hand, shall be deemed to be in the same proportion as
(x) the total proceeds from the sale of the Notes to the Initial Purchasers (net of discounts and commissions but before deducting expenses) received by the Issuers and the Guarantors are to (y) the total net profit received by such Participant in connection with the sale of the Transfer Restricted Securities. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors or such Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit received by such Participant in connection with the sale of the Transfer Restricted Securities exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however,
                                                             --------  -------
that no additional notice shall be required with respect to any action for which notice has been given under this Section 7 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that
                                                     --------  -------
such written consent was not unreasonably withheld.

     Section 8.  Rules 144 and 144A
                 ------------------

          Each Issuer and each Guarantor covenants that it will file the reports required, if any, to be filed by such Issuer or such Guarantor under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time such Issuer or such Guarantor is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. Each Issuer and each Guarantor further covenants that for so long as any Transfer Restricted Securities remain outstanding it will take such further action as any Holder of Transfer Restricted Securities may reasonably request from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

     Section 9.  Underwritten Registrations
                 --------------------------

          If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Issuers and the Guarantors.

          No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 10. Miscellaneous
                 --------------

          (a)  No Inconsistent Agreements. Neither the Issuers nor any Guarantor
               --------------------------
has, as of the date hereof, and shall have, after the date of this Agreement, entered into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not inconsistent with, in any material respect, the rights granted to the holders of any of the Issuers' and the Guarantors' other issued and outstanding securities under any such agreements. Neither the Issuers nor any Guarantor has entered and will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

                  (b) Adjustments Affecting Transfer Restricted Securities. The
                      ----------------------------------------------------
Issuers and the Guarantors shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement
                      ----------------------
may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (I) the Issuers and (II)(A) the Holders of not less than a majority in aggregate principal amount of each series of the then outstanding Transfer Restricted Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of each series of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended,
--------  -------
modified or supplemented except pursuant to a written agreement duly signed and delivered by the Issuers, the Guarantors, each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Transfer Restricted Securities or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification, supplement or waiver. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of a series of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of Holders of another series of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the series of Transfer Restricted Securities being sold pursuant to such Registration Statement.

                  (d) Notices. All notices and other communications (including,
                      -------
without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

                  (i) if to a Holder of Transfer Restricted Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the 2009 Note Indenture or the 2012 Note Indenture, as applicable.

                  (ii) if to the Issuers or the Guarantors, at the address as follows:

                                 Ventas, Inc.
                                 4360 Brownsboro Road
                                 Suite 115

                                 Louisville, Kentucky 40207-1642
                                 Telephone: (502) 357-9000
                                 Fax: (502)357-9001
                                 Attention: General Counsel

                  (iii) if to the Initial Purchasers, at the address as follows:

                                  UBS Warburg LLC,
                                  299 Park Avenue
                                  New York, New York 10171
                                  Telephone:  (212) 821-3000
                                  Fax number:  (212) 821-6890
                                  Attention:  Syndicate Department

                                  With a copy to (which shall not constitute notice):

                                  UBS Warburg LLC,
                                  677 Washington Boulevard
                                  Stamford, Connecticut 06901
                                  Telephone:  (203) 719-3000
                                  Fax number:  (203) 719-7317
                                  Attention:  Legal Affairs (High Yield Group)

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient's telecopier machine, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the 2009 Note Indenture or the 2012
Note Indenture, as applicable.

                  (e) Successors and Assigns. This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however,
                                                          --------  -------
that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Securities.

                  (f) Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                  (i) Severability. If any term, provision, covenant or
                      ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Issuers or Its Affiliates. Whenever
                      ------------------------------------------------
the consent or approval of Holders of a specified percentage of each series of Notes constituting Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuers or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k) Third-Party Beneficiaries. Holders and beneficial owners
                      -------------------------
of Transfer Restricted Securities and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons. No other Person is intended to be, or shall be construed as, a third-party beneficiary of this Agreement.

                  (l) Entire Agreement. This Agreement, together with the
                      ----------------
Purchase Agreement and the Indentures, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      VENTAS REALTY, LIMITED PARTNERSHIP

                                      By:  VENTAS, INC.
                                      Its: General Partner



                                      By:  /s/ John C. Thompson
                                           -----------------------------------
                                           Name:  John C. Thompson
                                           Title: Executive Vice President

                                      VENTAS CAPITAL CORPORATION



                                      By:  /s/ John C. Thompson
                                           -----------------------------------
                                           Name:  John C. Thompson
                                           Title: Executive Vice President

                                      VENTAS INC.



                                      By:  /s/ John C. Thompson
                                           -----------------------------------
                                           Name:  John C. Thompson
                                           Title: Executive Vice President


                                      VENTAS LP REALTY, L.L.C.
                                      By:  VENTAS, INC.
                                      Its:  Sole Member



                                      By:  /s/ John C. Thompson
                                           -----------------------------------
                                           Name:  John C. Thompson
                                           Title: Executive Vice President

UBS WARBURG, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
CIBC WORLD MARKETS CORP.
U.S. BANCORP PIPER JAFFRAY INC.



By:  UBS Warburg LLC

           /S/ Michael Leder
By:   _______________________________
      Name: Michael Leder
      Title: Managing Director

                                   Schedule A

                                   GUARANTORS

Ventas, Inc.
Ventas LP Realty, L.L.C.